Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2018	$ 3,759
2019	3,734
2020	3,518
2021	3,518
2022	2,368
Thereafter	1,498
Other intangible assets, net	$ 18,395	$ 22,155